COVID - 19 Response and Impact Overview A p r i l 2 0 2 0 SUPPLEMENTAL INFORMATION

FORWARD LOOKING STATEMENTS This news presentation contains statements regarding our expectations, beliefs and views about our future financial performance and our business, trends and expectations regarding the markets in which we operate, and our future plans, including the credit exposure of certain loan products and other components of our business that could be impacted by the COVID-19 pandemic. Those statements constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may”. Forward-looking statements are based on current information available to us and our assumptions about future events over which we do not have control. Moreover, our business and our markets are subject to a number of risks and uncertainties which could cause our actual financial performance in the future, and the future performance of our markets (which can affect both our financial performance and the market prices of our shares), to differ, possibly materially, from our expectations as set forth in the forward-looking statements contained in this news release. In addition to the risk of incurring loan losses, which is an inherent risk of the banking business, these risks and uncertainties include, but are not limited to, the following: deteriorating economic conditions and macroeconomic factors such as unemployment rates and the volume of bankruptcies, as well as changes in monetary, fiscal or tax policy to address the impact of COVID-19, any of which could cause us to incur additional loan losses and adversely affect our results of operations in the future; the risk that the credit quality of our borrowers declines; potential declines in the value of the collateral for secured loans; the risk that steps we have taken to strengthen our overall credit administration are not effective; the risk that our interest margins and, therefore, our net interest income will be adversely affected by changes in prevailing interest rates; the risk that we will not succeed in further reducing our remaining nonperforming assets, in which event we would face the prospect of further loan charge-offs and write-downs of other real estate owned and would continue to incur expenses associated with the management and disposition of those assets; the risk that we will not be able to manage our interest rate risks effectively, in which event our operating results could be harmed; the prospect that government regulation of banking and other financial services organizations will increase, causing our costs of doing business to increase and restricting our ability to take advantage of business and growth opportunities; the risk that our efforts to develop a robust commercial banking platform may not succeed; and the risk that we may be unable to realize our expected level of increasing deposit inflows. Many of the foregoing risks and uncertainties are, and will be, exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result. Readers of this presentation are encouraged to review the additional information regarding these and other risks and uncertainties to which our business is subject that are contained in our Annual Report on Form 10-K for the year ended December 31, 2019 which is on file with the Securities and Exchange Commission (the “SEC”). Additional information will be set forth in our Quarterly Report on Form 10-Q for the three months ended March 31, 2020, which we expect to file with the SEC during the second quarter of 2020, and readers of this presentation are urged to review the additional information that will be contained in that report. Due to these and other risks and uncertainties to which our business is subject, you are cautioned not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of its date, or to make predictions about our future financial performance based solely on our historical financial performance. We disclaim any obligation to update or revise any of the forward- looking statements as a result of new information, future events or otherwise, except as may be required by law. 2

IMPLEMENTATION OF BUSINESS CONTINUITY PROGRAM _________________________________ Jan Feb Mar Apr • Monitor developing • Continued monitoring • Deployment of remote • Remote deployment situation in China; of pandemic level, workforce stabilized to 40% of Phase 6 pandemic in planning for increase • Reduce operating staff China and Phase 3 in to Phase 4 hours of branches – no • No COVID related US • Monitoring general closures illness amongst staff or • Established pandemic situation with clients • Social distancing their families response team • Expanded table top measures • Additional measures of • Employee testing to stress implemented in social distancing communication remote capability and branches implemented in regarding Coronavirus security • Establish bank wide branches and precautions • Continued employee status calls • County officials begin • Table top testing for communication with • Client email announcing steps to pandemic response to employees regarding communication and reopen for business at Coronavirus precautions COVID web page end of April • Order additional • Prioritization of established laptops to employees for remote accommodate work deployment from home 3

“WELLNESS CHECKS” ON CLIENTS _________________________________ . Initial contacts with clients beginning in early February centered COVID-19 Impact on supply chain impacts associated with China trade . Extended client outreach in March regarding business impact of COVID-19 due to shutdown orders . During March, conducted qualitative assessment regarding degree of impact on core clients Moderate but . RYG* qualitative rating -- see right Acceptable, Stable to 42% Positive, 43% . Covered $718 million in total loan balances, or 63% of the total loan portfolio . Established policies for response to requests for payment deferrals in March, impacted borrowers pursuing PPP loans Heavy, 14% . Line utilization increasing to 67% at the end of March; seasonal levels normally in the low 60s% *Red rating related to those businesses that were heavily impacted, Yellow for those businesses that impact was moderate but acceptable, and Green for those businesses who were stable to positive. 4

PROGRAMS TO SUPPORT OUR CLIENTS _________________________________ . Commercial clients pursuing relief via Paycheck Protection Program . 60-day loan payment deferrals processed: . Consumer loans – 129 deferrals on $9.6 million* . C&I and CRE loans – 19 deferrals on $32.4 million* . Evaluating Main Street Loan Program for qualified borrowers . Evaluating requests for expansion of working capital lines of credit based upon 13-week cash flow forecast *as of April 27, 2020 5

PAYCHECK PROTECTION PROGRAM (PPP) _________________________________ Launched Online • Began accepting applications 1st day, April 3rd Application Portal • Received over 300 initial applications day-1 Program • Processed a total of over 600 approved applications • Round 1: Funded 430 loans totaling $243 million Successes • Round 2: 1st day SBA approval of 175 applicants totaling $42 million • Funded average loan size of $565 thousand Key PPP Metrics • Workforce in excess of 32,000 for funded/approved applicants • Processing fees expected to exceed $6.5 million 100% of Funding • Additional $176mm available from FHLB • $135mm available from Federal Reserve excluding PPP Need in Place • PPP loans pledged as collateral with Federal Reserve through PPPLF 6

COMMERCIAL LOAN PORTFOLIO* Exposure to High Risk Sectors _________________________________ Amount Percent NAICS Category (millions) Of Total Health care and social assistance: Offices of dentists $3.5 0.53% Offices of physicians 1.9 0.29% All others 17.8 2.63% Total health care and social assistance 23.3 3.45% Retail trade 30.2 4.47% Accommodation and food services: Hotels and motels 2.5 0.37% Full-service restaurants 14.6 2.16% Other 1.3 0.19% Total accommodation and food services 18.4 2.72% Arts, entertainment and recreation 16.4 2.43% Total high risk sectors $88.2 13.07% *Includes C&I and Owner Occupied Commercial Real Estate 7

LOAN PRODUCTION AND PORTFOLIO TRENDS _________________________________ $60 68% $50 Millions 66% $40 $30 64% $20 $10 62% $0 60% -$10 -$20 58% -$30 -$40 56% Oct-19 Nov-19 Dec-19 Jan-20 Feb-20 Mar-20 New Loan Origination Existing Loan Draw/(Pay Down) Pay Offs C&I Utilization Rate 8

EXPENSE MANAGEMENT INITIATIVES _________________________________ . Core revenue growth expectations for 2020 hampered by interest rate cuts and more challenging environment for loan production . Initiated evaluation of operations during Q1 to adjust operating expenses in light of lower near-term revenue expectations . Company wide reorganization for efficiency while maintaining the ability to grow revenue . Elimination of 14 positions in early April, primarily senior/middle management positions along with changes to other compensation elements . Reductions in certain professional services . Approximate annual cost savings of $3.0 million 9

ACTIONS TO MITIGATE NIM COMPRESSION _________________________________ . Floors in variable rate loan structures increased loan yield . 60%+ of C&I and CRE loans classified as fixed rate, . of which over 50% are variable rate loans where indexed rate is at or below floor . Actively repricing Money Market and Savings accounts . 32% have rate plans tied to LIBOR, reset on first day of each month . Non-indexed accounts had over 50% beta vs the 150bp Fed rate cuts . Reduced Earnings Credit on DDA Account Analysis to zero – will generate increased fee income . 60% of current CDs mature during remainder of 2020 10

SPOT RATE* TRENDS _________________________________ 6.00% 5.33% 5.26% 5.20% 5.21% 5.19% 4.83% 5.00% 4.00% 4.27% 4.25% 4.22% 4.21% 4.20% 4.07% 3.00% Spreads outperforming the 150bp of rate reductions 2.00% 1.00% 1.06% 1.01% 0.99% 0.99% 1.00% 0.76% 0.00% Oct-19 Nov-19 Dec-19 Jan-20 Feb-20 Mar-20 Note Rate Deposit Cost Spread *Weighted average rate on the last day of each month 11

CD REPRICING IN 2020 _________________________________ $30 2.20% Millions $25 2.00% $20 1.80% $15 1.60% $10 1.40% $5 1.20% $0 1.00% Apr May Jun Jul Aug Sep Oct Nov Dec Maturing Balance WAIR* *Projected weighted average rate assuming all maturing CDs roll at current offering rate of 75 basis points 12

STRONG CAPITAL POSITION AT BANK _________________________________ PM BANK WELL-CAPITALIZED REQUIREMENT 14.1% . Stock buy-backs on hold 15.0% 12.8% 12.8% . No dividends and none 10.0% being considered 10.0% 8.0% 6.5% . Not adopting Community Bank Leverage Ratio 5.0% Framework 0.0% COMMON EQUITY TIER TIER 1 CAPITAL RATIO TOTAL CAPITAL RATIO 1 CAPITAL RATIO As of March 31, 2020 13

STRONG LIQUIDITY POSITION AT BANK _________________________________ . $625 million of total available liquidity . $314 million of total adjusted* FRB Capacity, primary liquidity and liquidity ratio of $135 21% Adjusted . Increased borrowings and capacity Cash*, $295 for funding PPP loans FHLB . Arranged for PPP loans to be Capacity, $176 pledged at Federal Reserve Unpledged Securities, . Participant in PPPLF $19 As of March 31, 2020 In millions * Excluding overnight client deposit of $99 million on March 31, 2020 14

Investor Relations: Curt Christianssen ( 7 1 4 ) 4 3 8 - 2 5 3 1 Curt.christianssen@pmbank.com 15